                                                                    EXHIBIT 10.1

                           MASTER INVESTMENT AGREEMENT

            THIS MASTER INVESTMENT AGREEMENT (the "Agreement") is made and entered into as of this twenty-second day of July, 2005, by and among Health Holdings and Botanicals, LLC ("HHB"), Westgate Equity Partners, L.P. ("Westgate"), Quincy Investments Corp. ("Quincy"), Naturade, Inc. (the "Company") and those persons whose names appear on the signature pages hereof under the caption "Noteholders" (the "Noteholders"). HHB and Westgate are referred to herein individually as a "Holder" and collectively as the "Holders."

                                 R E C I T A L S

      A. HHB owns 41,054,267 shares of the Company's common stock, $0.0001 par value ("Common Stock"), which represents 92% of the Company's outstanding Common Stock.

      B. Westgate owns 13,540,723 shares of the Company's Series B Convertible Preferred Stock ("Series B"), which represents 100% of the Company's outstanding Series B.

      C. The Company desires Quincy to identify, negotiate and arrange the financing for the acquisition by the Company of selected assets of The Ageless Foundation, Inc. ("Ageless"), Symco, Inc. ("Symco") and Symbiotics, Inc. ("Symbiotics"), in consideration for which Quincy shall be entitled to receive Common Stock, warrants to purchase additional shares of Common Stock, and shares of a newly created series of preferred stock, with the rights, preferences and privileges set forth herein (the "Series C").

      D. To induce Quincy to enter into, and to perform its obligations under, this Agreement and the other agreements and instruments referred to herein, HHB agrees, on the terms set forth below, to convert all shares of Common Stock held by it into Series C.

      E. To induce Quincy to enter into, and to perform its obligations under, this Agreement and the other agreements and instruments referred to herein, Westgate agrees, on the terms set forth below, to convert all shares of Series B held by it into Series C.

      NOW, THEREFORE, in consideration of the foregoing and of the mutual obligations herein contained, it is agreed as follows:

      1. ASSET PURCHASES.

                  (a) Quincy shall use its best efforts to enter into and perform its obligations under (i) that certain Asset Purchase Agreement, by and between Quincy and Ageless, attached hereto as Exhibit A (the "Ageless Purchase Agreement") and (ii) that certain Asset Purchase Agreement, by and among Quincy, Symco and Symbiotics, attached hereto as Exhibit B (the "Symco Purchase Agreement").

                  (b) Concurrent with the execution and delivery of the Ageless Purchase Agreement, Quincy and the Company shall enter into that certain Assignment and Assumption Agreement attached hereto as Exhibit C (the "Ageless Assignment Agreement").

                  (c) Concurrent with the execution and delivery of the Symco Purchase Agreement, Quincy and the Company shall enter into that certain Assignment and Assumption Agreement attached hereto as Exhibit D (the "Symco Assignment Agreement").

                  (d) Concurrent with the execution and delivery of the Ageless Assignment Agreement and the Symco Assignment Agreement, the Company shall (i) cause its transfer agent to deliver stock certificates to Quincy for 30,972,345 shares of Common Stock and 4,200,000 shares of Series C, and (ii) issue and deliver to Quincy warrants to purchase up to 14,000,000 shares of Common Stock, in substantially the forms attached hereto as Exhibits E-1 and E-2 (the "Quincy Warrants").

      2. CONVERSION.

                  (a) Concurrent with the execution and delivery of the Ageless Assignment Agreement and the Symco Assignment Agreement, HHB shall deliver to the Company for cancellation any stock certificate(s) representing the 41,054,267 shares of Common Stock held by it, and the Company shall cause its transfer agent to deliver a stock certificate to HHB for 12,600,000 shares of Series C in exchange therefor.

                  (b) Concurrent with the execution and delivery of the Ageless Assignment Agreement and the Symco Assignment Agreement, Westgate shall deliver to the Company for cancellation any stock certificate(s) representing the 13,540,723 shares of Series B held by it, and the Company shall cause its transfer agent to deliver a stock certificate to Westgate for 4,200,000 shares of Series C in exchange therefor.

                  (c) The Series C shall have the rights, preferences, privileges, restrictions and other terms set forth in the Certificate of Designation of Series C Convertible Preferred Stock, in substantially the form attached hereto as Exhibit F (the "Certificate").

                  (d) Upon the delivery thereof as provided in Section 2(a) and
(b), HHB shall surrender all right, title and interest in and to the Common Stock and Westgate shall surrender all right, title and interest in and to the Series B, including any and all accrued and unpaid dividends on the Series B.

      3. ISSUANCE OF WARRANTS.

                  (a) Concurrent with the conversion of HHB's Common Stock into Series C, as provided in Section 2(a), the Company shall issue and deliver to HHB a warrant to purchase up to 10,000,000 shares of Common Stock, in substantially the form attached hereto as Exhibit G (the "HHB Warrant").

                  (b) The HHB Warrant and the Quincy Warrants are collectively referred to herein as the "Warrants," and the Warrants, the Common Stock and the Series C to be issued to HHB, Westgate or Quincy pursuant to this Agreement, and the Common Stock issuable to HHB, Westgate or Quincy upon exercise of the Warrants or the conversion of such Series C, are collectively referred to herein as the "Securities."

      4. EXTENSION OF TERM.

                  (a) Concurrent with the execution and delivery of the Ageless Purchase Agreement and the Symco Purchase Agreement, each Noteholder shall extend the term of the Secured Promissory Notes issued pursuant to that certain Loan Agreement dated as of April 23, 2003, from December 31, 2005 to December 31, 2006.

      5. REPRESENTATIONS AND WARRANTIES OF THE HOLDERS. Quincy shall also be referred to as a Holder for purposes of this Section 5 only. Each Holder represents and warrants to the Company as follows:

                  (a) The Holder has good and marketable title to the Common Stock or Series B held by it as of the date hereof, as applicable, free and clear of liens, encumbrances, claims of third parties, security interests, mortgages, pledges, requires no consent of third parties to enter into or consummate the transactions contemplated in this Agreement, options and rights of others of any kind whatsoever, whether or not filed, recorded or perfected.

                  (b) The Securities are being acquired by the Holder for investment for an indefinite period, for the Holder's own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling, granting participations in, or otherwise distributing the same except as may be permitted by the Securities Act of 1933, as amended (the "Act").

                  (c) The Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participation to such person (other than existing investors in the Holder) or to any third person, with respect to the Securities.

                  (d) The Holder understands that the Securities have not been registered under the Act, in reliance upon the exemptions from the registration provisions of the Act contained in Section 4(2) thereof, and any continued reliance on such exemption is predicated on the representations of the Holder set forth herein.

                  (e) The Holder understands that the Securities must be held indefinitely unless the sale or other transfer thereof is subsequently registered under the Act, as amended, or an exemption from such registration is available. The Holder further understands that the Company is under no obligation to register the Securities on its behalf or to assist it in complying with any exemption from registration, except as otherwise expressly provided herein.

                  (f) The Holder (i) has adequate means of providing for its current needs and possible contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear the substantial economic risks of an investment in the Securities for an indefinite period, (iv) at the present time, can afford a complete loss of such investment, and (v) does not have an overall commitment to investments which are not readily marketable that is disproportionate to the Holder's net worth, and the Holder's investment in the Securities will not cause such overall commitment to become excessive.

                  (g) The Holder is an "accredited investor" (as defined in Rule 501 of Regulation D promulgated under the Act, which is attached hereto as Exhibit H).

                  (h) The Holder will not transfer the Securities without registering them under applicable federal and state securities laws unless the transfer is exempt from registration. The Holder realizes that the Company may not allow a transfer of the Securities unless the transferee is also an "accredited investor."

                  (i) The Company will direct its transfer agent to, or will itself, place such a stop transfer order in its books respecting transfer of the Securities, and the certificate or certificates representing the Securities will bear the following legend or a legend substantially similar thereto:

            "THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT, OR (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

                  (j) The Holder understands that Rule 144, promulgated by the Securities and Exchange Commission under the Act, may not be currently available for sale of the Securities, and there is no assurance that it will be available at any particular time in the future. If and when Rule 144 is available for sale of the Securities, such sales in reliance upon Rule 144 may only be (i) in limited quantities after the shares of Common Stock issued pursuant to the Ageless Assignment Agreement or the Symco Assignment Agreement or upon conversion of the Series C or the exercise of the HHB Warrant or the Quincy Warrants, as applicable, have been held for one (1) year after being sold by the Company, or (ii) in unlimited quantities by non-affiliates after the shares of Common Stock issued pursuant to the Ageless Assignment Agreement or the Symco Assignment Agreement or upon conversion of the Series C or the exercise of the HHB Warrant or the Quincy Warrants, as applicable, have been held for two (2) years after being sold by the Company, in each case in accordance with the conditions of Rule 144, all of which must be met (including the requirement, if applicable, that adequate information concerning the Company is then available to the public). The Company and the Holder acknowledge that the Company has no obligation to supply the information required for sales under Rule 144.

            6. REGISTRATION RIGHTS. The Company agrees to grant to the Holders and Quincy certain registration rights with respect to the shares of Common Stock issuable (i) upon conversion of the Series C to be issued to the Holders under Sections 2(a) and (b) or (ii) upon exercise of the Warrants, as set forth in the Registration Rights Agreement, in substantially the form attached hereto as Exhibit I (the "Registration Rights Agreement"). The Company agrees to grant to Quincy certain registration rights with respect to the shares of Common Stock to be issued to it under Section 1(d), as set forth in the Registration Rights Agreement.

            7. CO-SALE RIGHTS. In the event Quincy desires to sell (or otherwise transfer) any shares of Common Stock received pursuant to this Agreement, including but not limited to, any shares issued pursuant to the Ageless Assignment Agreement or the Symco Assignment Agreement or upon exercise of the Quincy Warrants (a "Transfer"), other than a sale in the public market at Fair Market Value (as defined below), Quincy shall first notify the Holders in writing of the proposed sale (a "Transfer Notice"). Each Transfer Notice shall contain all material terms of the proposed Transfer, including, without limitation, a copy of the written offer received, the name and address of the prospective purchaser (or transferee), the purchase price and terms of payment, the date and place of the proposed Transfer, and the number and description of shares of Common Stock proposed to be sold (or transferred) by Quincy (the "Co-Sale Shares"). Each Holder shall then have seven (7) business days to elect to sell (or transfer) to the proposed transferee its pro-rata portion of Common Stock on the same terms and conditions as set forth in the Transfer Notice. For purposes of this Agreement, "Fair Market Value" shall mean the average of the closing price of Common Stock during the five (5) trading day period prior to the date of the Transfer Notice, as reported by the Over-the-Counter Bulletin Board (or if the Common Stock ceases trading on the Over-the Counter Bulletin Board, such other national securities trading market in which the primary trading of Common Stock occurs). For purposes of this Section 7 only, "pro-rata portion" shall mean an amount determined by (i) multiplying the number of Co-Sale Shares offered for sale (or transfer) by (ii) the ratio determined by dividing (A) the number of shares of the Company's outstanding equity securities held by a Holder, on an as-converted basis, by (B) the aggregate number of shares of the Company's outstanding equity securities, on an as-converted bases, held by the Holders, plus the number of shares of the Company's outstanding equity securities held by Quincy on an as-converted basis.

            8. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each of the Holders and Quincy that:

                  (a) The Company is a corporation duly organized and validly existing under the laws of the State of Delaware without limit as to duration of its existence, and is authorized and in good standing to do business in no other state, except for the State of California; the Company has the corporate power and authority to own its property and to carry on its business as now conducted; and, subject to ratification by its Board of Directors, the Company has the corporate power and adequate authority to enter into this Agreement.

                  (b) The execution and delivery of this Agreement, and subject to filing the Certificate with the Delaware Secretary of State, the performance of the provisions of this Agreement are not in contravention of or in conflict with any law or regulation or any term or provision of the Company's Certificate of Incorporation or By-Laws and are duly authorized and do not require the consent or approval of any governmental body or other regulatory authority; and this Agreement is a valid, binding and legal obligation of the Company, enforceable in accordance with the terms herein.

                  (c) The Securities will, upon issuance pursuant to the terms hereof, be duly authorized and validly issued, fully paid and nonassessable.

            9. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings relating to such subject matter.

            10. AMENDMENT. This Agreement may not be amended except by written document executed by the parties hereto.

            11. SUBJECT HEADINGS. Subject headings are included for convenience only and shall not be deemed part of this Agreement.

            12. SEVERABILITY. If any provision of this Agreement shall be held unenforceable as applied to any circumstance, the remainder of this Agreement and the application of such provision to other circumstances shall be interpreted so as best to effect the intent of the parties. The parties further agree to replace any such unenforceable provision with an enforceable provision (and to take such other action) which will achieve, to the extent possible, the purposes of the unenforceable provision.

            13. GOVERNING LAW; JURISDICTION; VENUE. This Agreement shall be governed by and construed under the laws of the State of California in force from time to time. Each party hereto, to the fullest extent it may effectively do so under applicable law, irrevocably (i) submits to the exclusive jurisdiction of any court of the State of California or the United States of America sitting in the City of Los Angeles over any suit, action or proceeding arising out of or relating to this Agreement, (ii) waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the establishment of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum, and (iii) agrees that a final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such party and may be enforced in the courts of the United States of America or the State of California (or any other courts to the jurisdiction of which such party is or may be subject) by a suit upon such judgment.

            14. PARTIES BOUND. This Agreement is binding on and shall inure to the benefit of the parties and their respective successors, assign, heirs, and legal representatives.

            15. SURVIVAL. The representations, warranties, covenants, and agreements contained in this Agreement shall survive the consummation of the transactions contemplated hereby.

            16. COUNTERPARTS. This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                      The next page is the signature page.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          NATURADE, INC.

                                          By: /s/ Bill D. Stewart
                                              ----------------------------------
                                                  Bill D. Stewart,
                                                  Chief Executive Officer

                                          HEALTH HOLDINGS AND BOTANICALS, LLC

                                          By: /s/ William B. Doyle, Jr.

                                          Name: William B. Doyle, Jr.

                                          Title: Secretary

                                          WESTGATE EQUITY PARTNERS, L.P.

                                          By: /s/ Robert V. Vitale

                                          Name: Robert V. Vitale

                                          Title: Partner

                                          QUINCY INVESTMENTS CORP.

                                          By: /s/ Peter H. Pocklington

                                          Name: Peter H. Pocklington

                                          Title: Chairman

NOTEHOLDERS:                              HEALTH HOLDINGS AND BOTANICALS, LLC

                                          By: /s/ William B. Doyle, Jr.

                                          Name: William B. Doyle, Jr.

                                          Title: Secretary

                                          /s/ Bill D. Stewart
                                          -------------------------------------
                                          BILL D. STEWART

                                          /s/ David A. Weil
                                          -------------------------------------
                                          DAVID A. WEIL